UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

Administaff, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 Crescent Springs Drive Kingwood, Texas	77339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 358-8986

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 2, 2009, Administaff, Inc. issued a press release announcing the company’s financial and operating results for the quarter and nine months ended September 30, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1 — Press release issued by Administaff, Inc. on November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMINISTAFF, INC.

By: /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal,
General Counsel and Secretary

Date: November 2, 2009

EXHIBIT INDEX

Exhibit
No.		Description
99.1	—	Press release issued by Administaff, Inc. on November 2, 2009.

4